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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on the consolidated financial statements of CTV Pty Limited dated March 29, 1996 included in UIH Australia/Pacific, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN

Denver, Colorado,
  October 8, 1997.